UNITED STATES BANKRUPTCY COURT				Exhibit 99.1
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR’S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

11/30/2009 to 12/31/2009

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor’s Address		Attorney’s Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from November 30, 2009 to December 31, 2009

Opening Cash Balance -11/30/09	$ 584

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	1
Total Inflows	1
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy
Consulting Fees
Lockbox Fees
Supplies & Misc	0	0
Rent	1	1
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	10	10
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	11	11

Net Cash Flows	(10)

Closing Cash Balance	$ 574

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from November 30, 2009 to December 31, 2009
Amounts in $000’s

Accounts Receivable at Petition Date:	$75,200

Beginning of Month Balance* - Gross	$13,476	(per 11/30/09 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$13,476	(per 12/31/09 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to
	customers subsequent to the June 11, 2002 petition date.

	AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from November 30, 2009 to December 31, 2009
Amounts in $000’s

See attached System Generated A/P reports as of 12/31/2009 (Attachments 2A and 2B).

Beginning of Period Balance	$56	(per 11/30/09 G/L)
PLUS: New Indebtedness Incurred	1
LESS: Amounts Paid on A/P	(1)

End of Month Balance	$56	(per 12/31/09 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
As of December 31, 2009

	Type	Date	Amount	Balance
	AT&T			0.00
	Bill	12/17/2009	10.60	10.60
	Bill Pmt -Check	12/18/2009	-10.60	0.00
	Total AT&T		0.00	0.00
	Iron Mountain Off-Sire Data Protection			0.00
	Bill	12/17/2009	588.81	588.81
	Bill Pmt -Check	12/18/2009	-588.81	0.00
	Total Iron Mountain Off-Site Data Protection		0.00	0.00
	Kaster Moving Co. Inc.			0.00
	Bill	12/17/2009	82.50	82.50
	Bill Pmt -Check	12/18/2009	-82.50	0.00
	Total Kaster Moving Co. Inc.		0.00	0.00
	Ms. Patricia Foster			0.00
	Bill	12/19/2009	450.00	450.00
	Bill Pmt -Check	12/19/2009	-450.00	0.00
	Total Ms. Patricia Foster		0.00	0.00
TOTAL			0.00	0.00

Exhibit 2B

The New Power Company
Unpaid Vendor Balances
December 31, 2009

Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	2,009.00
57,474.82

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventory and Fixed Assets Report
For Period from November 30, 2009 to December 31, 2009
Amounts in $000’s

Inventory Report

Inventory Balance at Petition Date	$15,587

Inventory at Beginning of Period	$-	(per 11/30/09 G/L)
PLUS: Inventory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$-	(per 12/31/09 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$-
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$-

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	12/01/2009-12/31/2009

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$39,122.17
Total Deposits	$1,100.66
Total Payments	$9,542.95	Includes transfer to Manual Checking of
Closing Balance	$30,679.88

Electronic Payments issued this Period		EP114
Last Payment issued this Period		EP116
Total # of payments this Period		3

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	12/01/2009-12/31/2009

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 546,714.87
Total Deposits	$ 69.41	Interest Income
Total Payments	$ 1,080.04	Payroll Taxes
Closing Balance	$ 545,704.24
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	12/01/2009-12/31/2009

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$8,859.74	Transfer from Concentration
Total Payments	($8,859.74)
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	202284
Last Check issued this Period	202289
Voided Checks	4
Total # of checks issued this Period	2

Exhibit 5

The New Power Company
Transactions by Account
As of December 31, 2009

	Type	Date	Amount
AT&T
	Bill	12/17/2009	10.60
	Bill Pmt -Check	12/18/2009	-10.60
Total AT&T			0.00
Iron Mountain Off-Sire Data Protection
	Bill	12/17/2009	588.81
	Bill Pmt -Check	12/18/2009	-588.81
Total Iron Mountain Off-Site Data Protection			0.00
Kaster Moving Co. Inc.
	Bill	12/17/2009	82.50

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liability	2,009.00
57,474.82

Taxes Owed and Due

Payroll Tax Liability	2.0

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Type		Date	Num	Name	Amount

Liability Check		12/11/2009	wire	United States Treasury	1,080.04
Liability Check		12/11/2009	201289	CT Commissioner of Reven	504.16
Paycheck		12/15/2009	dir dep	M. Patricia Foster	3,952.79
Bill Pmt - Check		12/18/2009	EP14	AT&T	10.60
Bill Pmt - Check		12/18/2009	EP15	Iron Mountain Off-Site Data	588.81
Bill Pmt - Check		12/18/2009	EP16	Kaster Moving Co. Inc.	82.50
Bill Pmt - Check		12/19/2009	201286	Ms. Patricia Foster	450.00
Paycheck		12/31/2009	dir dep	M. Patricia Foster	3,952.79
					10,621.69

# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 12/01/09 - 12/31/2009
Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$5,208.33	12/15/2009	Salary for pay period 12-01 - 12/15
		$5,208.33	12/31/2009	Salary for pay period 12-16 - 12/31

		$10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
0

none